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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                November 15, 1999
                               -------------------
                Date of Report (Date of earliest event reported)


                                ESYNCH CORPORATION
                                ------------------
             (Exact name of Registrant as specified in its charter)


        Delaware                   0-26790                 87-0461856
        --------                   -------                 ----------
    (State or other       (Commission File Number)        (IRS Employer
    jurisdiction of                                      Identification
     Incorporation)                                           No.)


                               15502 Mosher Avenue
                                Tustin, CA 92710
                            ------------------------
                    (Address of principal executive offices)
                                   (Zip Code)


                                 (714) 258-1900
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not applicable
                                ----------------
             (Former name or address, if changed since last report.)


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Item 5.  Other Events

     On November 15, 1999, following the annual meeting of stockholders, the Registrant's Board of Directors adopted Bylaws, which amend and restate the prior Bylaws of the Registrant in their entirety. The Bylaws as so adopted and in force through the date hereof are filed as Exhibit 3.3 hereto.

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Item 7.  Financial Statements and Exhibits

      (b) Exhibits. The following exhibits are incorporated herein by this reference:


     Exhibit No.             Description of Exhibit
     -----------             ----------------------

         3.3*                Bylaws



- ----------------

* Filed herewith.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 ESYNCH CORPORATION

Date:  July 25, 2000         By:  /s/ Thomas C. Hemingway
                                 ----------------------------
                                 Thomas C. Hemingway,
                                 Chief Executive Officer


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                                 EXHIBIT INDEX
                                 -------------


     Exhibit No.             Description of Exhibit
     -----------             ----------------------

         3.3*                Bylaws

- ----------------

* Filed herewith.